COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 10 - COMMITMENTS AND CONTINGENCIES:

Commitment to pay royalties to the Israel Innovation Authority and other participation grants

Since incorporation of the Company and through 2024, the Company received grants for participation in research and development from the IIA, BIRD and governments entities. In the case of project termination and/or unsuccessful development prior to having a mature product and beginning sales, the Company does not have any commitment to pay royalties. As a precondition for receiving the grants, the Company committed to pay royalties at a total of up to 16% of revenue from selling the products that were developed with participation of the IIA and other entities, and up to the amount of grants received, based on a letter of commitment entered with those entities.

Total contingent obligations as of December 31, 2025, and 2024, amounted to $2.5 million and $2.4 million, respectively.

The Company receives royalty-bearing grants, which represent participation of BIRD in approved programs for funding, covering up to 50% of project development costs. The Company is committed to pay royalties to BIRD at a rate of 5% of the sales of its product, up to 113% if full repayment is made by April 2025, 125% if full repayment is made by April 2026, 138% if full repayment is made by April 2027, and 150% if full repayment is made after April 2027.

The Company is committed to pay royalties to the Israeli Government at a rate of 3% to 5% of the sales of its product, up to 100% of the amount of the grants received plus annual interest, as such term is defined under the IIA’s rules and guidelines.

These grants are recognized as a reduction of research and development expenses as the related costs are incurred. The amounts deducted from research and development expenses are $0.00, $0.02 million and $0.1 million for the years ended on December 31, 2025, 2024 and 2023, respectively.

Following to the Company’s commitment to pay royalties, and the sales incurred during 2025, 2024 and 2023, the Company recorded expenses of $0.02 million, $0.1 million and $0.1 million for royalties to the IIA and other governmental institutions in 2025, 2024 and 2023, respectively. The expenses were recorded as cost of revenue.

ZOOZ STRATEGY LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

Engagement in collaborations agreements and pilot programs

Collaboration agreement with New York Power Authority

On September 12, 2022, the Company engaged in a cooperation agreement with the NYPA for the development, installation, integration and demonstration of the Company’s systems for use as ultra-fast charging infrastructure for electric vehicles, in locations with limited power grid capacity. Under the agreement, the Company is expected to construct and demonstrate with NYPA’s funding of up to $0.9 million, of which the Company received $0.3 million during 2024 and $0.5 million during 2023) an ultra-fast charging station based on the Company’s system. According to the contract, the Company is obliged to pay royalties in the range between 1.5% to 2% until the receipts received from NYPA are fully covered.

The amounts deducted from sales and marketing expenses are $0 million, $0.3 million, and $0.2 million for the years ended on December 31, 2025, 2024 and 2023, respectively.